Prospectus Supplement	249194-12/07
dated December 11, 2007 to:

PUTNAM VT VISTA FUND Prospectus dated April 30, 2007

The section Who oversees and manages the funds? is supplemented to reflect that the members of the Mid Cap Growth Team primarily responsible for the day-to-day management of the fund’s portfolio are now Kevin Divney (Co-Portfolio Leader), Raymond Haddad (Co-Portfolio Leader), and Brian DeChistopher (Portfolio Member).

Positions held by Messrs. Divney and DeChristopher over the past five years are set forth in the current prospectus.

Mr. Haddad joined the portfolio team for the fund in November 2007. Since 2000, he has been employed by Putnam Investments, currently as a Portfolio Manager and previously as an Analyst.

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